Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports Third Quarter Results and Affirms
Earnings and Free Cash Flow Outlook for 2018

LIVONIA, Mich., Oct. 29, 2018 – Tower International, Inc. [NYSE: TOWR], a leading global manufacturer of engineered automotive structural metal components and assemblies, today announced third quarter 2018 results and affirmed its earnings and free cash flow outlook for 2018.

•	Revenue for the third quarter was $525 million compared with $462 million in the third quarter of 2017 representing a 14 percent increase.

•	Net income was $22.6 million or $1.07 per share increasing from $14.9 million or $0.72 per share in the third quarter last year. As detailed below, this year’s third quarter included certain items that, in aggregate, decreased results by $117 thousand. Excluding these items and comparable items in the third quarter of 2017, adjusted earnings per share amounted to $1.08, an increase of 27 percent from the $0.85 reported a year ago.

•	Adjusted EBITDA for the quarter was $57.1 million in-line with the Company’s outlook and up 18 percent from $48.5 million a year ago.

•	For the quarter, net cash provided by continuing operating activities was $43 million. Cash disbursed for purchases of equipment totaled $25 million resulting in Free Cash Flow of $18 million.

•	Full year 2018 outlook includes:

o	Revenue of $2.17 billion, reflecting primarily net new business of $125 million, favorable foreign exchange and higher steel prices;
o	Adjusted EBITDA of $230 million;
o	Diluted Adjusted EPS is increased by 10 cents to $4.20 per share; and
o	Free Cash Flow is maintained at $50 million.

•	The Company’s outlook for fourth quarter 2018 includes revenue of $526 million, Adjusted EBITDA of $61.6 million and Diluted Adjusted Earnings Per Share of $1.20.

“We remain balanced in our approach to capital allocation, remaining focused on growing profitably, reducing leverage – as evidenced by our $50 million pay-down of Term Loan debt, and returning capital to shareholders – as evidenced by our recent increase of our quarterly dividend,” said CEO Jim Gouin.  “Tower delivered solid financial results in the third quarter, growing revenue organically well in excess of the overall auto market and expanding Adjusted EBITDA margins. Revenue for the quarter increased 14 percent as Tower continues to benefit from the secular trends of outsourcing and a continued production mix shift from cars to trucks and SUVs. Tower’s North American revenue continued to significantly outpace the market, growing by 20 percent from a year ago.”

Tower to Host Conference Call Today at 11 a.m. EDT

Tower will discuss its third quarter 2018 results and other related matters in a conference call at 11 a.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #4576237. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted earnings per share”, and “free cash flow”. We define adjusted EBITDA as net income/(loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this press release. Adjusted EBITDA margin represents Adjusted EBITDA divided by revenues, Adjusted earnings per share excludes certain income and expense items described in the reconciliation provided in this press release. Free cash flow is defined as cash provided by continuing operating activities less cash disbursed for purchases of property, plant and equipment. We use adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, and free cash flow as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance and in certain instances in measuring performance for compensation purposes. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding mark to market adjustments of financial instruments, potential gain or loss on our Discontinued Operations, potential restructuring expenses, and expenses related to our long-term incentive compensation programs in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected fourth quarter earnings and revenues, full year earnings, free cash flow and revenues, business growth and adjusted EBITDA.. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	changes to U.S. trade and tariff policies and the reaction of other countries thereto;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	our ability to take advantage of emerging secular trends;
•	risks associated with business divestitures; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017

Revenues	$524,566	$462,372	$1,644,079	$1,449,887
Cost of sales	462,941	404,332	1,458,549	1,274,429
Gross profit	61,625	58,040	185,530	175,458
Selling, general, and administrative expenses	29,954	29,667	93,057	87,899
Amortization expense	110	117	330	333
Restructuring and asset impairment charges, net	491	1,131	2,308	8,379
Operating income	31,070	27,125	89,835	78,847
Interest expense	6,048	5,673	16,465	7,933
Interest income	93	64	362	197
Net periodic benefit income	558	713	1,675	1,671
Other expense	-	-	977	575
Income before provision for income taxes and income from discontinued operations	25,673	22,229	74,430	72,207
Provision for income taxes	3,996	8,002	14,602	22,170
Income from continuing operations	21,677	14,227	59,828	50,037
Income from discontinued operations, net of tax	903	704	2,428	1,565
Net income	22,580	14,931	62,256	51,602
Less: Net income attributable to the noncontrolling interests	-	-	-	110
Net income attributable to Tower International, Inc.	$22,580	$14,931	$62,256	$51,492

Weighted average basic shares outstanding	20,605,168	20,522,001	20,586,599	20,485,722
Weighted average diluted shares outstanding	21,035,802	20,787,405	20,991,606	20,804,441

Basic income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$1.05	$0.69	$2.91	$2.44
Income per share from discontinued operations	0.04	0.03	0.12	0.08
Income per share	1.10	0.73	3.02	2.51

Diluted income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$1.03	$0.68	$2.85	$2.40
Income per share from discontinued operations	0.04	0.03	0.12	0.08
Income per share	1.07	0.72	2.97	2.48

Dividends declared per share	$0.12	$0.11	$0.36	$0.33

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands - unaudited)

	September 30,	December 31,
	2018	2017

ASSETS
Cash and cash equivalents	$47,744	$123,688
Accounts receivable, net of allowance of $1,387 and $1,385	280,973	239,319
Inventories	93,655	78,745
Assets held for sale	28,686	44,250
Prepaid tooling, notes receivable, and other	48,212	78,481
Total current assets	499,270	564,483

Property, plant, and equipment, net	547,127	535,272
Goodwill	62,164	63,665
Deferred tax asset	74,410	83,035
Other assets, net	27,809	13,642
Total assets	$1,210,780	$1,260,097

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$23,136	$42,048
Accounts payable	303,016	323,271
Accrued liabilities	121,532	113,949
Liabilities held for sale	12,667	17,336
Total current liabilities	460,351	496,604

Long-term debt, net of current maturities	294,300	344,738
Deferred tax liability	4,629	4,807
Pension liability	39,749	47,813
Other non-current liabilities	93,843	96,263
Total non-current liabilities	432,521	493,621
Total liabilities	892,872	990,225

Stockholders' equity:
Common stock	224	223
Additional paid in capital	346,915	344,153
Treasury stock	(36,882)	(36,408)
Retained earnings	80,711	29,712
Accumulated other comprehensive loss	(73,060)	(67,808)
Total stockholders' equity	317,908	269,872

Total liabilities and stockholders' equity	$1,210,780	$1,260,097

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017

OPERATING ACTIVITIES:
Net income	$22,580	$14,931	$62,256	$51,602
Less: Income from discontinued operations, net of tax	903	704	2,428	1,565
Income from continuing operations	21,677	14,227	59,828	50,037

Adjustments required to reconcile income from continuing operations to net cash used in continuing operating activities:
Deferred income tax provision	$2,201	$5,402	$9,334	$15,367
Depreciation and amortization	20,334	18,321	62,485	54,853
Non-cash share-based compensation	903	559	2,512	1,657
Pension income, net of contributions	(3,408)	(5,055)	(8,063)	(9,906)
Change in working capital and other operating items	1,378	12,699	(50,484)	(76,095)
Net cash provided by continuing operating activities	$43,085	$46,153	$75,612	$35,913

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(25,184)	$(32,526)	$(93,765)	$(76,687)
Proceeds from disposition of joint venture, net	-	-	4,314	15,944
Net proceeds from sale of property, plant, and equipment	14,883	-	14,883	-
Net cash used in continuing investing activities	$(10,301)	$(32,526)	$(74,568)	$(60,743)

FINANCING ACTIVITIES:
Proceeds from borrowings	$92,512	$162,073	$137,696	$535,926
Repayments of borrowings	(97,150)	(185,997)	(156,423)	(522,029)
Repayments on Term Loan Credit Facility	(50,000)	-	(50,000)	-
Debt financing costs	-	-	-	(4,747)
Original issuance discount	-	-	-	(1,808)
Dividend payment to Tower shareholders	(2,472)	(2,258)	(7,409)	(6,756)
Proceeds from stock options exercised	32	42	251	1,094
Purchase of treasury stock	-	(1)	(474)	(763)
Net cash provided by / (used in) continuing financing activities	$(57,078)	$(26,141)	$(76,359)	$917

Discontinued operations:
Net cash from / (used in) discontinued operating activities	$2,943	$(396)	$7,327	$(322)
Net cash used in discontinued investing activities	(770)	(241)	(2,771)	(1,251)
Net cash from / (used in) discontinued financing activities	(1,718)	217	(2,642)	1,137
Net cash used in discontinued operations	$455	$(420)	$1,914	$(436)

Effect of exchange rate changes on continuing cash and cash equivalents	$(524)	$1,737	$(2,543)	$5,158

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(24,363)	$(11,197)	$(75,944)	$(19,191)

CASH AND CASH EQUIVALENTS:
Beginning of period	$72,107	$54,794	$123,688	$62,788

End of period	$47,744	$43,597	$47,744	$43,597

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended September 30,
	2018		2017
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$146,192	$7,583	$146,559	$8,219
North America	378,374	49,534	315,813	40,262
Consolidated	$524,566	$57,117	$462,372	$48,481

	Nine Months Ended September 30,
	2018		2017
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$491,655	$26,774	$466,956	$33,019
North America	1,152,424	141,671	982,931	113,952
Consolidated	$1,644,079	$168,445	$1,449,887	$146,971

Adjusted EBITDA Reconciliation	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net income attributable to Tower International, Inc.	$22,580	$14,931	$62,256	$51,492
Restructuring and asset impairment charges, net	491	1,131	2,308	8,379
Depreciation and amortization	20,334	18,321	62,485	54,853
Acquisition costs and other	114	90	415	273
Long-term compensation expense	2,677	1,814	6,071	4,619
Lease expense	2,431	-	7,332	-
Interest expense, net	5,955	5,609	16,103	7,736
Other expense	-	-	977	575
Net periodic benefit income	(558)	(713)	(1,675)	(1,671)
Provision for income taxes	3,996	8,002	14,602	22,170
Income from discontinued operations, net of tax	(903)	(704)	(2,428)	(1,565)
Net income attributable to noncontrolling interests	-	-	-	110
Adjusted EBITDA	$57,117	$48,481	$168,445	$146,971

Free Cash Flow Reconciliation	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net cash used in continuing operating activities	$43,085	$46,153	$75,612	$35,913
Cash disbursed for purchases of PP&E	(25,184)	(32,526)	(93,765)	(76,687)
Free cash flow	$17,901	$13,627	$(18,153)	$(40,774)

Net Debt Reconciliation	September 30,	December 31,
	2018	2017
Short-term debt and current maturities of capital lease obligations	$23,136	$42,048
Long-term debt, net of current maturities	300,731	352,886
Debt issue costs	(6,431)	(8,148)
Total debt	317,436	386,786
Less: Cash and cash equivalents	(47,744)	(123,688)
Net debt	$269,692	$263,098

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Three Months Ended		Three Months Ended
	September 30,		September 30,
	2018	2017	2018	2017

Income / (expense) items included in net income, net of tax:
Restructuring and asset impairment charges, net
One-time restructuring actions	$(285)	$(419)	$(398)	$(651)
Interest expense
Acceleration of the amortization of debt issue costs and OID	(735)	-	(967)	-
Mark-to-market loss on derivative financial instruments	-	(614)	-	(991)
Provision for income taxes
Establishment of valuation allowance	-	(2,448)	-	(2,448)
Discontinued operations
Income from discontinued operations	903	704	903	704
Total items included in net income, net of tax	$(117)	$(2,777)

Net income attributable to Tower International, Inc.	$22,580	$14,931

Memo: Average shares outstanding (in thousands)
Basic	20,605	20,522
Diluted	21,036	20,787

Income per common share (GAAP)
Basic	$1.10	$0.73
Diluted	1.07	0.72

Diluted adjusted earnings per share (non-GAAP)	$1.08	$0.85

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Nine Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017

Income / (expense) items included in net income, net of tax:
Restructuring and asset impairment charges, net
One-time restructuring actions	$(1,676)	$(4,580)	$(2,055)	$(7,284)
Interest expense
Acceleration of the amortization of debt issue costs and OID	(735)	-	(967)	-
Mark-to-market loss on derivative financial instruments	-	3,672	-	5,921
Other expense
Premium and other fees for re-pricing of Term Loan	(743)	-	(977)	-
Debt refinancing costs	-	(357)	-	(575)
Provision for income taxes
Establishment of valuation allowance	-	(2,448)	-	(2,448)
Discontinued operations
Income from discontinued operations	2,428	4,161	2,428	4,161
Loss of sale of Wuhu Joint Venture	-	(2,596)	-	(2,596)
Noncontrolling interests
Net income attributable to noncontrolling interests*	-	(110)	-	(110)
Total items included in net income, net of tax	$(726)	$(2,258)

Net income attributable to Tower International, Inc.	$62,256	$51,492

Memo: Average shares outstanding (in thousands)
Basic	20,587	20,486
Diluted	20,992	20,804

Income per common share (GAAP)
Basic	$3.02	$2.51
Diluted	2.97	2.48

Diluted adjusted earnings per share (non-GAAP)	$3.00	$2.58

*	Amounts attributable to noncontrolling interests of discontinued operations